Exhibit 99.1

[GRAPHIC OMITTED]
TOMPKINS
  TRUSTCO INC.

                                                   For more information contact:
                                                 James J. Byrnes, Chairman & CEO
                                                      James W. Fulmer, President
                                                          Francis M. Fetsko, CFO
                                             Tompkins Trustco, Inc. 607.273.3210


For Immediate Release
Wednesday, January 25, 2006


Tompkins Trustco, Inc. 2005 earnings up 8.1%
ITHACA, NY - Tompkins Trustco, Inc. (TMP - American Stock Exchange)


Tompkins Trustco, Inc. reported net income for the year ended December 31, 2005, of $27.7 million, an increase of 8.1% over 2004. For the year-to-date, diluted earnings per share were $3.05 in 2005, up 8.5% over $2.81 in 2004. Net income of $7.2 million for the fourth quarter of 2005 increased 9.6%, up from $6.6 million for the same period in 2004. Diluted earnings per share of $0.79 for the fourth quarter of 2005, were up 9.7% from $0.72 reported in the fourth quarter of 2004.

James J. Byrnes, Chairman and CEO stated, "We are pleased to report on our successful operating results for 2005. Business growth helped our results throughout 2005. Our fourth quarter earnings were also bolstered by our recent agreement with NOVA Information Systems (NOVA) to transfer customer service, processing services, and support operations for all merchant card processing customers. The agreement calls for NOVA to receive all future revenue from the Company's current merchant customers, and resulted in a pre-tax net gain of approximately $3.0 million in the fourth quarter. We will continue to generate referral fees and income based on a percentage of net sales revenue from new customers referred to NOVA."

Mr. Byrnes further commented, "The gain related to our transfer of merchant card activities to NOVA was partially offset by securities losses from a securities portfolio restructuring that included the sale of approximately $80 million of available-for-sale securities in the fourth quarter of 2005. The sale resulted in approximately $1.5 million in pretax securities losses being realized during the fourth quarter of 2005. Proceeds from the sale have been primarily used to acquire higher-yielding securities and we expect the transaction to have a positive impact on interest income in future periods."

Total revenues (net interest income plus noninterest income) were $27.4 million for the quarter, including the $3.0 million gain related to the merchant processing agreement and the $1.5 million realized loss on the sale of securities. This represents a $2.1 million increase (8.1%) over revenue of $25.3 million in the fourth quarter of 2004. For the full year, revenue was $105.8 million, compared to $99.3 million in 2004.

Net interest income is the largest component of revenue, representing 70.9% of total revenue for the year ended 2005. Net interest income of $75.0 million for the year ended December 31, 2005, was up 5.2% from the same period in 2004. The net interest margin for 2005 was 4.11%, unchanged from 4.11% for the year 2004. The 2005 net interest margin benefited from an 8.8% increase in average noninterest bearing deposits, from $297.7 million for the year ended December 31, 2004 to $324.0 million for the year ended December 31, 2005.

For the fourth quarter of 2005, net interest income of $18.7 million reflected an increase of 2.1% over the fourth quarter of 2004. The net interest margin of 3.99% for the fourth quarter of 2005 was down from 4.14% for the same quarter last year and the 4.12% for third quarter of 2005. This was due primarily to rising short-term rates during the year.

Noninterest income comprised 29.1% of revenue for the year ended December 31, 2005, compared with 28.2% for the same period in 2004. Noninterest income was $30.8 million for the full year ended December 31, 2005, an increase of 10.0% over 2004. For the fourth quarter, noninterest income of $8.7 million increased 23.8% from the fourth quarter of 2004. As previously mentioned, noninterest income for the full year and the fourth quarter of 2005 benefited from the merchant processing agreement, partly offset by realized losses on the sale of securities. Year-to-date key noninterest income categories included: $8.3 million in service charges on deposit accounts (up 3.4%); $7.5 million in insurance commissions and fees (up 17.3%); and $5.3 million in trust and investment services income (up 1.5%).

"As we move into 2006," Mr. Byrnes remarked, "we are very positive about the opportunity to expand our fee based service capabilities with the addition in January 2006 of AM&M Financial Services, Inc. AM&M is a premier fee-based financial planning firm located in the Western New York that will be a great complement to our Tompkins Investment Services Division by adding product capabilities and financial planning expertise. The location of the AM&M offices is also attractive and will enhance Tompkins' presence in Monroe County, where our Bank of Castile subsidiary currently has one office in the Town of Chili and recently broke ground for a new office in the Town of Greece."

Year-to-date noninterest expenses were $62.1 million in 2005, up 6.7% from the same period in 2004. For the fourth quarter of 2005, noninterest expenses were $16.0 million, up 6.5% over the same period in 2004. These increases were primarily due to higher compensation and benefits related expenses, which were up $617,000 for the quarter and $2.2 million for the year-to-date period. Mr. Byrnes noted, "We continue to invest in our future through acquisitions and through the addition of new offices. These investments have contributed to our expense growth in 2005." Costs related to compliance with Section 404 of the Sarbanes-Oxley Act were down in 2005 in comparison to 2004. External costs for professional services related to the implementation and compliance with Section 404 of the Sarbanes-Oxley Act were $633,000 in 2004, whereas ongoing compliance costs in 2005 included the addition of one staff position and $185,000 in costs related to external professional services.

Total assets were $2.1 billion at December 31, 2005, up 6.9% over December 31, 2004. Asset growth over the past twelve months included a $99.2 million increase in total loans and leases; the securities portfolio was relatively unchanged (down $1.4 million). Asset quality remains strong. Both nonperforming assets and net charge-offs declined in 2005 when compared to the prior year. Nonperforming loans of $4.1 million represented 0.33% of total loans at December 31, 2005, compared to 0.65% at December 31, 2004, while net charge-offs for the year ended December 31, 2005 totaled $1.5 million compared with $2.0 million for the same period in 2004.

Tompkins Trustco, Inc. operates 34 banking offices in the New York State markets served by the Company's subsidiary banks - Tompkins Trust Company, The Bank of Castile, and Mahopac National Bank. Through its community banking subsidiaries, the Company provides traditional banking services, and offers money management services through Tompkins Investment Services (a division of Tompkins Trust Company). The Company also offers insurance services through its Tompkins Insurance Agencies, Inc. subsidiary, an independent agency serving individuals and business clients throughout Western and Central New York. Each Tompkins subsidiary operates with a community focus, meeting the needs of the unique communities served.

"Safe Harbor" Statement under the Private Securities Litigation Reform of 1995:

This press release may include forward-looking statements with respect to revenue sources, growth, market risk, and corporate objectives. The Company assumes no duty, and specifically disclaims any obligation, to update forward-looking statements, and cautions that these statements are subject to numerous assumptions, risk, and uncertainties, all of which could change over time. Actual results could differ materially from forward-looking statements.

Tompkins Trustco, Inc. - Condensed Consolidated Statements of Condition (Unaudited)

(In thousands, except share data)
                                                                                            As of           As of
ASSETS                                                                                    12/31/2005      12/31/2004
                                                                                         ------------    ------------
Cash and noninterest bearing balances due from banks                                     $     62,436    $     39,911
Interest bearing balances due from banks                                                          861           1,021
Federal funds sold                                                                              2,500               0
Available-for-sale securities, at fair value                                                  576,242         591,071
Held-to-maturity securities, fair value of $82,768 at December 31, 2005,
   and $70,526 at December 31, 2004                                                            82,658          69,252
Loans and leases, net of unearned income and deferred costs and fees                        1,271,349       1,172,148
Less:  Reserve for loan/lease losses                                                           13,677          12,549
---------------------------------------------------------------------------------------------------------------------
                                                                      Net Loans/Leases      1,257,672       1,159,599

Bank premises and equipment, net                                                               36,938          33,118
Corporate owned life insurance                                                                 27,169          23,940
Goodwill                                                                                       12,286          12,280
Other intangible assets                                                                         2,160           2,782
Accrued interest and other assets                                                              45,948          37,321
---------------------------------------------------------------------------------------------------------------------
                                                                          Total Assets   $  2,106,870    $  1,970,295
=====================================================================================================================

LIABILITIES, MINORITY INTEREST IN CONSOLIDATED
     SUBSIDIARIES AND SHAREHOLDERS' EQUITY
Deposits:
     Interest bearing:
          Checking, savings and money market                                             $    688,521    $    784,850
          Time                                                                                634,607         455,942
     Noninterest bearing                                                                      359,882         320,081
---------------------------------------------------------------------------------------------------------------------
                                                                        Total Deposits      1,683,010       1,560,873

Federal funds purchased and securities sold under agreements to repurchase                    152,651         153,715
Other borrowings                                                                               63,673          63,303
Other liabilities                                                                              24,863          19,937
---------------------------------------------------------------------------------------------------------------------
                                                                     Total Liabilities   $  1,924,197    $  1,797,828
---------------------------------------------------------------------------------------------------------------------

Minority interest in consolidated subsidiaries                                                  1,452           1,465

Shareholders' equity:
     Common Stock - par value $.10 per share: Authorized 15,000,000 shares;
       Issued:  8,999,587 at December 31, 2005; and 8,980,049 at December 31, 2004                900             816
     Surplus                                                                                  118,663          75,837
     Undivided profits                                                                         69,228          94,522
     Accumulated other comprehensive (loss) income                                             (6,308)            871
     Treasury stock, at cost, 53,483 shares at December 31, 2005,
       and 48,719 shares at December 31, 2004                                                  (1,262)         (1,044)

---------------------------------------------------------------------------------------------------------------------
                                                            Total Shareholders' Equity   $    181,221    $    171,002
---------------------------------------------------------------------------------------------------------------------
                     Total Liabilities, Minority Interest in Consolidated Subsidiaries
                                                              and Shareholders' Equity   $  2,106,870    $  1,970,295
=====================================================================================================================

Share data has been retroactively adjusted to reflect a 10% stock dividend paid on February 15, 2005.

Tompkins Trustco, Inc. - Condensed Consolidated Statements of Income (Unaudited)

                                                                      Three months ended            Twelve months ended
(In thousands, except per share data)                             12/31/2005      12/31/2004     12/31/2005      12/31/2004
                                                                 ------------    ------------   ------------    ------------
INTEREST AND DIVIDEND INCOME
Loans                                                            $     21,308    $     18,146   $     80,617    $     68,935
Balances due from banks                                                    37               4             89              93
Federal funds sold                                                         12               8             24              25
Available-for-sale securities                                           6,070           5,784         23,491          23,720
Held-to-maturity securities                                               699             521          2,486           1,900
----------------------------------------------------------------------------------------------------------------------------
                            Total Interest and Dividend Income         28,126          24,463        106,707          94,673
----------------------------------------------------------------------------------------------------------------------------

INTEREST EXPENSE
Deposits:
     Time certificates of deposits of $100,000 or more                  2,559             828          6,973           2,890
     Other deposits                                                     4,813           3,310         16,690          12,334
Federal funds purchased and securities sold under agreements
     to repurchase                                                      1,264           1,127          4,852           4,390
Other borrowings                                                          782             870          3,171           3,713
----------------------------------------------------------------------------------------------------------------------------
                                        Total Interest Expense          9,418           6,135         31,686          23,327
----------------------------------------------------------------------------------------------------------------------------
                                           Net Interest Income         18,708          18,328         75,021          71,346
----------------------------------------------------------------------------------------------------------------------------
                        Less:  Provision for loan/lease losses            829             587          2,659           2,860
----------------------------------------------------------------------------------------------------------------------------
     Net Interest Income After Provision for Loan/Lease Losses         17,879          17,741         72,362          68,486
----------------------------------------------------------------------------------------------------------------------------

NONINTEREST INCOME
Service charges on deposit accounts                                     2,118           2,118          8,256           7,987
Insurance commissions and fees                                          1,673           1,491          7,479           6,374
Trust and investment services income                                    1,377           1,274          5,289           5,212
Gain on sale of merchant card business                                  2,971               0          2,971               0
Card services income                                                      714             636          2,645           2,471
Other service charges                                                     712             744          2,961           3,202
Increase in cash surrender value of corporate owned life insurance        310             388          1,097           1,195
Gains on sale of loans                                                     71              55            238             240
Other income                                                              263             265          1,373           1,204
Net realized (loss) gain on available-for-sale securities              (1,545)             29         (1,526)             98
----------------------------------------------------------------------------------------------------------------------------
                                      Total Noninterest Income          8,664           7,000         30,783          27,983
----------------------------------------------------------------------------------------------------------------------------

NONINTEREST EXPENSES
Salary and wages                                                        7,192           6,900         28,306          26,866
Pension and other employee benefits                                     2,095           1,769          7,837           7,115
Net occupancy expense of bank premises                                  1,044             945          4,086           3,700
Furniture and fixture expense                                             934             887          3,628           3,445
Marketing expense                                                         519             426          2,205           1,899
Professional fees                                                         278             549          1,480           1,664
Software licenses and maintenance                                         437             442          1,776           1,451
Cardholder expense                                                        329             320          1,350           1,296
Amortization of intangible assets                                         138             151            593             653
Other operating expense                                                 2,995           2,602         10,861          10,139
----------------------------------------------------------------------------------------------------------------------------
                                    Total Noninterest Expenses         15,961          14,991         62,122          58,228
----------------------------------------------------------------------------------------------------------------------------
                 Income Before Income Tax Expense and Minority
                         Interest in Consolidated Subsidiaries         10,582           9,750         41,023          38,241
----------------------------------------------------------------------------------------------------------------------------
Minority interest in consolidated subsidiaries                             32              31            131             133
                                            Income Tax Expense          3,336           3,138         13,207          12,493
============================================================================================================================
                                                    Net Income   $      7,214    $      6,581   $     27,685    $     25,615
============================================================================================================================
Basic Earnings Per Share                                         $       0.80    $       0.74   $       3.09    $       2.86
============================================================================================================================
Diluted Earnings Per Share                                       $       0.79    $       0.72   $       3.05    $       2.81
============================================================================================================================

Tompkins Trustco, Inc. - Summary of Financial Data (Unaudited)

                                                    ---------------------------------------------------------------------------
(In thousands, except per share data)                                        Quarter-Ended                           Year-Ended
                                                    ---------------------------------------------------------------------------
                                                        Dec-05      Sept-05       Jun-05       Mar-05       Dec-04       Dec-05
                                                    ---------------------------------------------------------------------------
Period End Balance Sheet
-------------------------------------------------------------------------------------------------------------------------------
Securities                                          $  658,900   $  664,158   $  667,089   $  665,695   $  660,323   $  658,900
-------------------------------------------------------------------------------------------------------------------------------
Loans and leases, net of unearned income
-------------------------------------------------------------------------------------------------------------------------------
   and deferred costs and fees                       1,271,349    1,247,890    1,222,801    1,193,530    1,172,148    1,271,349
-------------------------------------------------------------------------------------------------------------------------------
Reserve for loan/lease losses                           13,677       13,384       12,985       12,920       12,549       13,677
-------------------------------------------------------------------------------------------------------------------------------
Total assets                                         2,106,870    2,080,743    2,042,404    2,005,700    1,970,295    2,106,870
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Total deposits                                       1,683,010    1,621,962    1,590,092    1,606,200    1,560,873    1,683,010
-------------------------------------------------------------------------------------------------------------------------------
Federal funds purchased and securities sold
   under agreements to repurchase                      152,651      168,837      166,923      141,506      153,715      152,651
-------------------------------------------------------------------------------------------------------------------------------
Other borrowings                                        63,673       79,849       84,435       67,019       63,303       63,673
-------------------------------------------------------------------------------------------------------------------------------
Shareholders' Equity                                   181,221      179,752      176,438      169,516      171,002      181,221
-------------------------------------------------------------------------------------------------------------------------------

Average Balance Sheet
-------------------------------------------------------------------------------------------------------------------------------
Average earning assets                              $1,936,167   $1,906,969   $1,886,210   $1,854,432   $1,827,525   $1,896,197
-------------------------------------------------------------------------------------------------------------------------------
Average assets                                       2,077,383    2,049,262    2,027,802    1,996,702    1,966,811    2,038,040
-------------------------------------------------------------------------------------------------------------------------------
Average interest-bearing liabilities                 1,540,015    1,514,008    1,514,026    1,491,678    1,457,028    1,515,062
-------------------------------------------------------------------------------------------------------------------------------
Average equity                                         178,781      176,862      172,434      171,768      169,816      174,986
-------------------------------------------------------------------------------------------------------------------------------

Share data
-------------------------------------------------------------------------------------------------------------------------------
Weighted average shares outstanding (basic)          8,966,902    8,956,846    8,950,979    8,953,452    8,935,339    8,957,081
-------------------------------------------------------------------------------------------------------------------------------
Weighted average shares outstanding (diluted)        9,099,770    9,091,655    9,068,242    9,104,914    9,091,237    9,091,182
-------------------------------------------------------------------------------------------------------------------------------
Period-end shares outstanding                        8,969,908    8,964,075    8,950,710    8,956,468    8,950,370    8,969,908
-------------------------------------------------------------------------------------------------------------------------------
Book value per share                                $    20.20   $    20.05   $    19.71   $    18.93   $    19.11   $    20.20
-------------------------------------------------------------------------------------------------------------------------------


Income Statement
-------------------------------------------------------------------------------------------------------------------------------
Net interest income                                 $   18,708   $   19,089   $   18,801   $   18,423   $   18,328   $   75,021
-------------------------------------------------------------------------------------------------------------------------------
Provision for loan/lease losses                            829          662          716          452          587        2,659
-------------------------------------------------------------------------------------------------------------------------------
Noninterest income                                       8,664        7,707        7,627        6,785        7,000       30,783
-------------------------------------------------------------------------------------------------------------------------------
Noninterest expense                                     15,961       15,605       15,338       15,218       14,991       62,122
-------------------------------------------------------------------------------------------------------------------------------
Minority interest in consolidated subsidiaries              32           33           33           33           31          131
-------------------------------------------------------------------------------------------------------------------------------
Income tax expense                                       3,336        3,386        3,393        3,092        3,138       13,207
-------------------------------------------------------------------------------------------------------------------------------
Net income                                               7,214        7,110        6,948        6,413        6,581       27,685
-------------------------------------------------------------------------------------------------------------------------------
Basic earnings per share                            $     0.80   $     0.79   $     0.78   $     0.72   $     0.74   $     3.09
-------------------------------------------------------------------------------------------------------------------------------
Diluted earnings per share                          $     0.79   $     0.78   $     0.77   $     0.70   $     0.72   $     3.05
-------------------------------------------------------------------------------------------------------------------------------

Asset Quality
-------------------------------------------------------------------------------------------------------------------------------
Net charge-offs                                     $      535   $      264   $      651   $       81   $      212   $    1,531
-------------------------------------------------------------------------------------------------------------------------------
  Nonaccrual loans and leases                            4,072        4,203        5,290        6,000        7,392        4,072
-------------------------------------------------------------------------------------------------------------------------------
  Loans and leases 90 days past due and accruing            12          100          570            6           31           12
-------------------------------------------------------------------------------------------------------------------------------
  Troubled debt restructurings not included above           50            0           50          185          189           50
-------------------------------------------------------------------------------------------------------------------------------
Total nonperforming loans and leases                     4,134        4,303        5,910        6,191        7,612        4,134
-------------------------------------------------------------------------------------------------------------------------------
  OREO                                                     366           96          202          359           89          366
-------------------------------------------------------------------------------------------------------------------------------
Nonperforming assets                                     4,500        4,399        6,112        6,550        7,701        4,500
-------------------------------------------------------------------------------------------------------------------------------

Tompkins Trustco, Inc. - Summary Financial Data (Unaudited)

                                                  --------------------------------------------------------------------------------
                                                                             Quarter-Ended                              Year-Ended
                                                  --------------------------------------------------------------------------------
                                                      Dec-05       Sept-05        Jun-05        Mar-05        Dec-04        Dec-05
                                                  --------------------------------------------------------------------------------
Credit Quality
----------------------------------------------------------------------------------------------------------------------------------
Net loan and lease losses/ average loans
     and leases *                                       0.17%         0.08%         0.22%         0.03%         0.07%         0.13%
----------------------------------------------------------------------------------------------------------------------------------
Nonperforming loans and leases/loans and leases         0.33%         0.34%         0.48%         0.52%         0.65%         0.33%
----------------------------------------------------------------------------------------------------------------------------------
Nonperforming assets/assets                             0.21%         0.21%         0.30%         0.33%         0.39%         0.21%
----------------------------------------------------------------------------------------------------------------------------------
Reserve/ nonperforming loans and leases               330.84%       311.04%       219.71%       208.69%       164.86%       330.84%
----------------------------------------------------------------------------------------------------------------------------------
Reserve/loans and leases                                1.08%         1.07%         1.06%         1.08%         1.07%         1.08%
----------------------------------------------------------------------------------------------------------------------------------

Capital Adequacy (period-end)
----------------------------------------------------------------------------------------------------------------------------------
Tier I capital / average assets                          8.5%          8.4%          8.2%          8.2%          8.1%          8.5%
----------------------------------------------------------------------------------------------------------------------------------
Total capital / risk-weighted assets                    13.7%         13.7%         13.6%         13.6%         13.4%         13.8%
----------------------------------------------------------------------------------------------------------------------------------

Profitability
----------------------------------------------------------------------------------------------------------------------------------
Return on average assets *                              1.38%         1.38%         1.37%         1.30%         1.33%         1.36%
----------------------------------------------------------------------------------------------------------------------------------
Return on average equity *                             16.01%        15.95%        16.16%        15.14%        15.41%        15.82%
----------------------------------------------------------------------------------------------------------------------------------
Net interest margin (TE) *                              3.99%         4.12%         4.15%         4.18%         4.14%         4.11%
----------------------------------------------------------------------------------------------------------------------------------

* Quarterly ratios have been annualized

Share data has been retroactively adjusted to reflect a 10% stock dividend paid on February 15, 2005.